Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Interest expense
Current	$ 17	$ 24
Long-term	87	89
Interest expense	104	113
Interest income	(22)	(20)
Interest expense, net	$ 82	$ 93